UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2011

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on May 18, 2011 (the “Original Form 8-K”) relating to the Baltic Trading Limited (“Baltic Trading”) 2011 Annual Meeting of Shareholders held on May 12, 2011 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose Baltic Trading’s decision regarding how frequently it will conduct future advisory votes on executive compensation.

Item 5.07    Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, at the Annual Meeting, an advisory vote was conducted on the frequency of future advisory votes on executive compensation.  A majority of the votes cast were in favor of holding such advisory votes every three years.  Baltic Trading’s Board of Directors considered the outcome of this advisory vote at a meeting held on July 25, 2011 and determined that Baltic Trading will hold an advisory vote on executive compensation every three years, as the Board of Directors had recommended in the proxy statement for the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED

DATE:  July 28, 2011

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer